FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                         CURRENT REPORT
                         ______________



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



Date of Report (date of earliest event reported): January 20,
1997


                      TOPS APPLIANCE CITY, INC.
_________________________________________________________________
     (Exact name of registrant as specified in its charter)



  New Jersey                0-20498              22-3174554
_________________________________________________________________
(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



 45 Brunswick Avenue, Edison, New Jersey              08818
_________________________________________________________________
(Address of principal executive office)             (Zip Code)



Registrant's telephone number, including area code:(908) 248-2850



N/A
_________________________________________________________________
  (Former name or former address, if changed since last report)






                        Page 1 of 3 pages

Item 1.   Changes in Control of Registrant
          ________________________________

          Not Applicable


Item 2.   Acquisition or Disposal of Assets
          _________________________________

          Not Applicable


Item 3.   Bankruptcy or Receivership
          __________________________

          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant
          _____________________________________________

          Not Applicable


Item 5.   Other Events
          ____________

          Leslie S. Turchin has resigned as the Registrant's Chairman of the Board of Directors. Mr. Turchin will remain as a member of the Board of Directors. Robert Gross has been elected as Chairman of the Board of Directors effective immediately. Mr. Turchin has been retained by the Registrant as a consultant effective immediately.

          The Registrant also announced that Rick Jones was named
Chief Operating Officer in addition to his duties as Senior Vice
President and General Merchandise Manager. Philip M. Schmidt remains as President of the Registrant.

Item 6.   Resignation of Registrant's Directors
          _____________________________________
          Not Applicable.


Item 7.   Financial Statements and Exhibits
          _________________________________
          (a)  Financial statements of business acquired.

               Not Applicable

          (b)  Pro forma financial information

               Not Applicable

          (c)  Exhibits

               Not Applicable

                            SIGNATURE
                            _________




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOPS APPLIANCE CITY, INC.

                                    /s/ Robert Gross
                                   _____________________________
                                BY: ROBERT GROSS,
                                    Chief Executive Officer




Dated:  February 5, 1997